Exhibit 99.1
NASDAQ: NAUH November 2011

2 This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about National American University Holdings, Inc. and its affiliated entities (the "Company"). Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of the Company's management, are subject to risks and uncertainties, which could cause actual results of the Company to differ from any future results expressed or implied by such forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: future operating or financial results; uncertainties regarding the strength of the future growth of the education industry; uncertainties regarding the availability of student loans and other financing sources primarily used for tuition; continued compliance with government regulations; changing legislative or regulatory environments; management of growth; intensity of competition; the availability of cash to pay dividends, the ability to meet debt obligations or obtain additional financing to fund operations and/or acquisitions; general market conditions; changing interpretations of generally accepted accounting principles; and general economic conditions, as well as other relevant risks detailed in the Company's filings with the Securities and Exchange Commission, including its report on Form 10-K for the period ended May 31, 2011. The information set forth herein should be read in light of such risks. The company does not undertake any obligation to update anyone with regard to the forward-looking statements. Safe Harbor 2

Presenters Dr. Ronald Shape Chief Executive Officer Dr. Sam Kerr Provost, General Counsel & Secretary Ms. Venessa Green Chief Financial Officer 3

NAUH's OVERVIEW - Dr. Shape 4

National American University Holdings, Inc., through its wholly owned subsidiary, operates National American University (NAU), a regionally accredited, proprietary, multi-campus institution of higher learning offering associate, bachelor's, and master's degree programs in health care and business-related disciplines Offers degree programs in on-ground and online formats, and combination of both, providing students increased flexibility to take courses at times and places convenient to their busy lifestyles Has a strong presence in the Midwest and is growing its geographic footprint Company Overview NAUH At-A-Glance NAUH At-A-Glance NAUH At-A-Glance NAUH At-A-Glance Stock Price $7.29 (as of 11/4/2011) Fiscal Year End May 31 Industry Education Market Cap $197.4 million (as of 11/4/2011) Headquarters Rapid City, South Dakota Shares Outstanding 27.1 million (as of 8/31/2011) Employees 1,400+ (as of 11/4/2011) Dividend (MRQ) $0.0325 per share of common stock 5

Investment Highlights Post-secondary education company catering to the non-traditional student, typically in his/her early 30s, seeking to complete a degree either for the first time or in a new field, while also juggling pressures of family obligations and work commitments Regionally accredited by the Higher Learning Commission; various programmatic accreditations Associate, Bachelor's, and Master's degree programs and select industry-focused diplomas Flexible course and program delivery: on-ground, online, or a combination of both 34 physical locations (five pending approvals) in the Midwest and growing, as of 10/30/2011 Growth primarily driven by: Continued investment in the expansion and development of physical locations and academic programs Improved enrollment management system and recruitment processes Quality academic programming Economic conditions FY 2012 Q1 revenues increased 9.6% to $25.4 million FY 2012 Q1 income before non-controlling interest and taxes was $1.8 million $43.7 million in cash and short-term investments, no long-term debt at 8/31/2011 Dividend-paying company (MRQ: $0.0325 per share) Proven management team with extensive experience in the post-secondary education industry Substantial Scale with a History of Profitable, Organic Growth Solid Financials, Well Capitalized, Experienced Management 6

Dr. Ronald Shape CEO Dr. Sam Kerr Provost & General Counsel Ms. Venessa Green CFO Dr. Bob Paxton President-DL Dr. Jerry L. Gallentine President Mr. Scott Toothman VP of Institutional Support & Military Ms. Michaelle Holland President of Campus Operations Ms. Lisa Knigge System Executive Vice President of New Campus Development Experienced NAU Management Team 7

NAU's Consistent Growth in Credit Hours Year over Year FY 2008 169,670 FY 2009 203,114 19.7% YoY growth FY 2010 276,125 35.9% YoY growth Credit Hours FY 2011 337,558 22.2% YoY growth (CHART) FY 2012 Growth in Credit Hours 8

Summer 2011 enrollment increased 13.7% YoY to 9,390 students Enrollment Breakout 9

Enrollment Growth - Peer Comparison (CHART) APOL STRA EDMC CPLA National American University (NAUH) Over the past four quarters, NAUH has reported healthy YoY enrollment growth rates, particularly when compared to those of its peers. 10

Continued investment in the expansion and development of physical locations Dedicated focus on utilizing existing capacity Continued investment in the expansion of current academic programs and development of new academic programs Improved enrollment management system and recruiting processes Quality academic programming Economic conditions Timing of regulatory approvals for new locations and new programs Factors Driving Enrollment Growth 11

34 Current Locations (includes pending in orange) South Dakota - 5 Nebraska - 1 Kansas - 3 Oklahoma - 1 Texas - 7 Minnesota - 6 Missouri - 4 Colorado - 4 New Mexico - 2 Oregon - 1 Locations Pending Final Approvals Weldon Spring, MO Richardson, TX Tigard, OR Georgetown, TX Rochester, MN Planned Future Expansion (FY 2012) Indianapolis, IN Houston, TX Seattle, WA NAU Locations (CHART) 17 22 32 37 Note: Number of locations for fiscal years 2009, 2010, and 2011 include locations pending final approvals. Geographic Growth Plans to continue accelerated rate of expansion for remainder of FY 2012 and shift focus to vertical growth in FY 2013. 12 5 27

Current locations Pending approvals Planned future locations Geographic Footprint 13 Enrollment Support Center Full State Approval Recruitment On-ground & Online Online Approval In Progress

Development Model for New Locations FY 2012 FY 2012 FY 2012 FY 2012 FY 2013 FY 2013 FY 2013 FY 2013 Campus Summer '11 Fall '11 Winter '11-12 Spring '12 Summer '12 Fall '12 Winter '12-13 Spring '13 Colorado Springs South Wichita West Allen Tulsa Centennial Bellevue Austin South Lewisville Mesquite Burnsville Weldon Spring Richardson Georgetown Rochester Tigard Online-Houston* Online-Indianapolis* 14 Start up *Lease in negotiation Revenue Generation Break Even & Positive Contribution

Online Growth Strategy Support Centers Vertical Growth International Exposure Program Mix Strategic Alliances Strategically placed to maximize online enrollments in new markets Dedicated focus on utilizing existing capacity Partnerships and degree programs for international students High-demand programs designed for the future Increase enrollments and offer unique student opportunities Growth in Online and On-ground Credit Hours (CHART) Credit Hours Online Growth 15

16 History of Profitable Organic Growth Accreditation & Regulatory Excellence Regional accreditation by the Higher Learning Commission and member of the North Central Association Programmatic accreditation and approvals by various national educational and professional associations Continual evaluation of regulatory compliance by NAU senior management Consistently low Title IV 90/10 ratio and Cohort Default Rates Academic Excellence and Student Value High student persistence Successful course completion Affordable tuition

ACADEMICS - Dr. Kerr 17

Academic Highlights 18 Program expansion including Business, IT, and Allied Health at the undergraduate level and additional emphasis areas at the graduate level Academic enrollment by area and degree offering indicate continued growth in Allied Health and associate degree programs Recently received verbal confirmation of CCNE accreditation for the Online RN to BSN, BSN, and MSN programs Established a University Press to advance original research in the field of higher education through The Journal of Career & Professional Education Continued focus on course completion, persistence and employment of our graduates

Degree Offering Academic Area (CHART) (CHART) Academic Breakdown: Summer 2011 Term 19

Colorado Board of Nursing Minnesota Board of Nursing Missouri State Board of Nursing Kansas State Board of Nursing South Dakota Board of Nursing National League for Nursing Accrediting Commission (NLNAC) Commission on Collegiate Nursing Education (CCNE) International Assembly for Collegiate Business Education (IACBE) Commission on Accreditation of Allied Health Education Programs (CAAHEP) American Bar Association (ABA) American Society of Health-System Pharmacists (ASHP) Committee on Veterinary Technician Education and Activities (CVTEA) State and Federally Sponsored Veterans Training Third-party Accreditation and Approvals Regional Accreditation by The Higher Learning Commission Accreditation and Academic Quality 20

University Press Established Mission: A forum for the dissemination of research findings by practitioners, researchers and academicians promoting the advancement of career and professional undergraduate and graduate education. Sample Content Areas: Accreditation Curriculum management Governance in career and professional education 21 Corporate Entity, Established 2011 under NAUH

(CHART) Course Completion Term-to-Term Persistence Represents students who received a grade in the course (CHART) Course Completion and Persistence 22

Rates as reported by responding students from inquiry made within 90 days of receiving the degree. Graduate Employment Rate - Quarterly Average (CHART) 23

FINANCIALS - Ms. Green 24

Cohort Default Rate & Title IV Compliance (CHART) NAU Cohort Default Rate vs. Proprietary Institutions Audited 90/10 Rate (CHART) 25

(CHART) FY 2012 Q1 Results FY 2012 Q1 Results FY 2012 Q1 Results (in USD thousands) Q1 2012(unaudited) Q1 2011(audited) Operating revenues $25,397 $23,172 Cost of educational services $6,352 $5,239 Revenue for FY 2012 Q1 (in millions) FY 2012 Q1 Revenues and Cost of Educational Services 26

Selling, General and Administrative (SG&A) Expense The Company's earnings per share for FY 2012 first quarter continues to be impacted by increased spending on expansion and development expenses related to: Building out of new locations in Minnesota and Texas Expansion of existing campuses in several states Expansion of the nursing program into New Mexico and Texas (CHART) 16,775 14,954 27

Adjusted SG&A as percentage of total revenues (CHART) (CHART) SG&A as percentage of total revenue 66.1% SG&A as percentage of total revenue 64.5% 28

(CHART) FY 2012 Q1 Results FY 2012 Q1 Results FY 2012 Q1 Results (in USD thousands) Q1 2012(unaudited) Q1 2011(audited) Income before non-controlling interest and taxes $1,834 $2,168 Net incomeAttributable to NAUH $1,023 $1,340 EBITDA* $2,672 $2,765 * Please see reconciliation of net income attributable to the Company in the press release dated October 5, 2011. (in millions) FY 2012 Q1 Net Income and EBITDA EBITDA for FY 2012 Q1 The Company's earnings per share for the FY 2012 first quarter were impacted by increased SG&A spending on business expansion and development. 29

(in USD thousands) August 31, 2011 May 31, 2011 Cash and cash equivalents / short-term investments $ 43,741 $ 44,801 Working capital $ 38,095 $ 39,477 Long-term debt $ 0 $ 0 Stockholders' equity $ 58,851 $ 58,505 Strong Balance Sheet 30

CONCLUSION - Dr. Shape 31

32 Organic growth through geographic expansion Recognized online course delivery model Differentiated student acquisition plan Approved and accredited nursing and Allied Health programs Knowledgeable compliance team Clean regulatory history Defined vertical growth strategies Strong financial performance Experienced management team Investment Conclusions 32

Contact Information: National American University Holdings, Inc. Dr. Ronald Shape 605-721-5220 rshape@national.edu Investor Relations Counsel The Equity Group Inc. Carolyne Yu Adam Prior 212-836-9610 212-836-9606 cyu@equityny.com aprior@equitny.com Thank You 33